UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 16, 2017

GP Strategies Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7234	52-0845774
(Commission File Number)	(IRS Employer Identification No.)

70 Corporate Center 11000 Broken Land Parkway, Suite 200, Columbia, MD	21044
(Address of Principal Executive Offices)	(Zip Code)

(443) 367-9600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New President
On November 16, 2017, the Board of Directors of GP Strategies Corporation (the "Company") appointed Adam H. Stedham as President of the Company to replace Douglas E. Sharp, who previously informed the Company of his decision to retire. Mr. Stedham will immediately assume the duties of President and Mr. Sharp will continue to be employed by the Company as President Emeritus and will assist with transition and other initiatives.

Prior to this promotion, Mr. Stedham, age 48, served as a Senior Vice President of the Company since 2012 and as a Vice President since 2008. Mr. Stedham has served in roles of increasing responsibility since joining the Company in 1997, including leading various service lines, managing the Asia Pacific region, and leading business development initiatives in multiple industries. Mr. Stedham has significant expertise in global operations, learning and performance improvement. He holds a Masters of Business Administration from Anderson University, a Masters of Adult Education from Ball State University, and he is completing his doctorate in the University of Pennsylvania CLO program.

Mr. Stedham's compensation has not been finalized as of the date of this filing and will be provided in an amendment to this Form 8-K when finalized.

Appointment of New Chief Financial Officer
On November 20, 2017, Sharon Esposito-Mayer, Executive Vice President & Chief Financial Officer, and the Company agreed to transition her duties and enter into a separation agreement permitting her to pursue other opportunities. The Board of Directors of the Company appointed Michael R. Dugan as the new Chief Financial Officer of the Company.

Prior to this promotion, Mr. Dugan, age 49, served as Senior Vice President of Finance of the Company since February 2017, was Vice President of Finance from 2012 to February 2017 and has held various other roles of increasing responsibility since joining the Company in 1997. Mr. Dugan holds a degree in Business Economics from the University of California, Santa Cruz.

Mr. Dugan's compensation has not been finalized as of the date of this filing and will be provided in an amendment to this Form 8-K when finalized.

Neither Mr. Stedham or Mr. Dugan are parties to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: November 22, 2017	/s/ Kenneth L. Crawford
Kenneth L. Crawford
Senior Vice President, General Counsel & Secretary

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